Derivatives and Hedging Activities	12 Months Ended
Dec. 31, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and Hedging Activities

5. Derivatives and Hedging Activities

Risk Management Objective of Using Derivatives

The Company is exposed to certain risk arising from both its business operations and economic conditions. The Company principally manages its exposures to a wide variety of business and operational risks through management of its core business activities. The Company manages economic risks, including interest rate, liquidity, and credit risk primarily by managing the amount, sources, and duration of its debt funding and the use of derivative financial instruments. Specifically, the Company enters into derivative financial instruments to manage exposures that arise from business activities that result in the receipt or payment of future known and uncertain cash amounts, the value of which are determined by interest rates. The Company’s derivative financial instruments are used to manage differences in the amount, timing, and duration of the Company’s known or expected cash receipts and its known or expected cash payments principally related to the Company’s investments and borrowings.

Cash Flow Hedges of Interest Rate Risk

The Company entered into a three-year interest rate cap on December 9, 2015 as part of its risk management strategy. The objective of this interest rate cap, designated as cash flow hedges, involves the receipt of variable amounts from a counterparty if interest rates rise above the strike rate on the contract in exchange for an upfront premium. Therefore, this derivative limits the Company’s exposure if the rate rises, but also allows the Company to benefit when the rate falls.

The effective portion of changes in the fair value of derivatives that qualify as cash flow hedges is recorded in Accumulated Other Comprehensive Income (“AOCI”), and is subsequently reclassified into earnings in the period that the hedged forecasted transaction affects earnings. Amounts reported in accumulated other comprehensive income related to derivatives will be reclassified to interest expense as interest payments are made on the Company’s variable-rate debt. Any ineffective portion of the change in fair value of the derivatives is recognized directly in earnings. There was no ineffectiveness recorded in earnings for the year ended December 31, 2015.

As of December 31, 2015, the Company had one interest rate cap with $500.0 million notional outstanding that was designated as a cash flow hedge of interest rate risk. The fair value of the interest rate contracts on the consolidated balance sheet as of December 31, 2015 was $3.1 million, and there has been no effect on the Company’s consolidated statement of operations. The Company recognized $0.1 million of gain in AOCI, of which the Company estimates that $7,894 will be reclassified as an increase to interest expense in the next twelve months.